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                                                                 EXHIBIT 10-(k)


                                   AMENDMENT

         The Robert M. Howe Supplemental Retirement Agreement, as Amended and Restated effective as of December 1, 1984, is hereby amended effective December 31, 1993, to amend and restate Section 3.1(b) in its entirety as follows:

         "(b) "Early Retirement Date", which is December 31, 1993 or the first day of any month following December 31, 1993, and prior to his reaching his Normal Retirement Date."


         IN WITNESS WHEREOF, MAPCO Inc. has caused this amendment to be executed by an authorized officer on this 30th day of December, 1993.


ATTEST:                                            MAPCO Inc.

/s/ JAMES N. CUNDIFF                                   /s/ JACK D. MAYNARD
_____________________                              By: _________________________
James N. Cundiff                                       Jack D. Maynard
Assistant Secretary                                    Senior Vice President -
                                                       Human Resources


                                                   Accepted by:

                                                       /s/ ROBERT M. HOWE
                                                       ________________________
                                                       Robert M. Howe